UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) September 1, 2005

                        Commission File Number 000-28638

                                 BMB MUNAI, INC.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

             NEVADA                                           30-0233726
-------------------------------                  -------------------------------
(State or other jurisdiction of                  (I.R.S. Employer Identification
 incorporation or organization)                                Number)

                    20A Kazibek Bi Street, Almaty, Kazakhstan
                    -----------------------------------------
                    (Address of principal executive offices)

                                     480100
                                    ---------
                                   (Zip Code)

                              +7 (3272) 58-85-17/47
                ------------------------------------------------
                (Registrant's Executive Office Telephone Number)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
Act

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Appointment of Officer

         Effective September 1, 2005, Adam R. Cook was appointed to serve as the Corporate Secretary of BMB Munai, Inc., (the "Company"). Prior to this appointment, Mr. Cook had been serving as the Assistant Secretary of the Company at its Salt Lake City office. Mr. Lerner, a practicing attorney with law offices in the State of New York, had been serving as the Company's Corporate Secretary while it had corporate offices in New York City. Mr Lerner will continue to be retained by the Company as an attorney and will be compensated for his services on an hourly basis.

         Following is a brief description of the business experience of Mr. Cook during the past five years.

         Adam R. Cook. Mr. Cook graduated from the University of Utah with a B.S. degree in Business Administration and a minor in English in 1999. Mr. Cook's work experience includes working for Intermountain Piping Supply (IPS), a polyurethane pipe and fitting supply company and Vinson Supply a Pipe Valve and Fitting supply company where he held various positions of responsibility including sales and customer support. Mr. Cook also worked at Phillips Petroleum oil refinery located in Woods Cross, Utah, where he worked with a team of laborers to bring several environmental concerns to current standards. From 2000 through 2003, Mr. Cook's principal business activities included working as an independent business consultant to Poulton & Yordan, a Salt Lake City based law firm that specializes in counseling public companies. Since 2003, Mr. Cook has been primarily self-employed providing consulting services to public entities regarding mergers, acquisitions and contract review. Mr. Cook is not a director or nominee of any other reporting company. Mr. Cook is 32 years old.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     BMB MUNAI, INC.



Date: September 6, 2005                              By:   /s/ Adam R. Cook
                                                        ------------------------
                                                        Adam R. Cook, Secretary